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                                                                   EXHIBIT 10.35



MAZDA DEALER AGREEMENT                                                     MAZDA

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               Signature Page

TERM                June 3, 1996           through       December 31, 1994
               ----------------------------       ------------------------------

DEALER         DEALER's Legal Name           Robertson Cadillac-Oldsmobile, Inc.
                             ---------------------------------------------------

                     d/b/a                   Moss Robertson Mazda
                             ---------------------------------------------------

               DEALER's Approved Location    2355 Browns Bridge Road
                                          --------------------------------------

                                             Gainesville, Georgia
                                          --------------------------------------

               By /s/ E.M. Robertson, Jr.          Title  President
                  --------------------------------       -----------------------
                  E. Moss Robertson, Jr.


MAZDA          MAZDA MOTOR OF AMERICA, INC.       7766 Irvine Center Drive
                                                  Irvine, California 92718


               By /s/ John A. English              Title  Vice President
                  --------------------------------       -----------------------
                  John A. English

               The MAZDA Dealer Agreement shall be effective only
               upon the written approval of the President or any of
               the Vice Presidents of MAZDA.
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SCHEDULE OF DOCUMENTS                                                     MAZDA

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I.  BASIC AGREEMENT          Basic Agreement
                               Sales and Service Obligations of MAZDA and DEALER MAZDA Image
                               Customer Satisfaction
                               Essential MAZDA Programs
                               MAZDA Information Systems
                               Reasonable Expectations of DEALER AND MAZDA
                               Communications and Review Procedures
                               Additional Provisions
                               Term
                               DEALER Acknowledgment

                             --------------------------------------------------

II. ADDITIONAL AGREEMENT     General Terms and Conditions
                               Definitions
                               General Provisions

                             Purchase Terms and Conditions
                               Dealership Location
                               DEALER Review and Action Plan
                               MAZDA Image

                             Renewal and Termination
                               Renewal
                               Termination
                               Effect of Expiration or Termination
                               Mutual Releases
                               Other Actions

                             Ownership and Transfer
                               General
                               Rights to Spouses and Children
                               Transfer to Other Nominees

                             Dispute Resolution
                               Non-Judicial Resolution
                               Third Party Non-Judicial Resolution
                               Judicial Resolution
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BASIC AGREEMENT                                                           MAZDA

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                                   The purpose of the MAZDA Dealer Agreement is
                              to provide for the sale and service of MAZDA
                              Products in a manager that will promote: (i) the mutual interests of MAZDA and DEALER while maintaining high levels of satisfied customers of MAZDA Products; (ii) the image, reputation and goodwill of DEALER, MAZDA, MAZDA Products and all MAZDA Dealers generally; and (iii) an effective and efficient distribution system for MAZDA Products. MAZDA and DEALER recognize that the relationship between them requires effective communications and reasonable cooperation.

                              DEALER also recognizes that the successful sale and service of MAZDA Products on a national basis requires that DEALER and all other MAZDA Dealers enter into standardized forms of agreement established by MAZDA, participate in programs offered by MAZDA and comply with obligations that apply to MAZDA Dealers generally. Accordingly, MAZDA and DEALER agree to deal in good faith with each other and with customers of MAZDA Products. MAZDA and DEALER further agree:

                              --------------------------------------------------

1. SALES AND SERVICE          1. MAZDA's Obligations.
OBLIGATIONS OF MAZDA          MAZDA agrees to establish programs supporting an
AND DEALER                    effective and efficient distribution system for
                              MAZDA Products, MAZDA Dealers generally, and
                              DEALER's efforts to promote, sell and service
                              MAZDA Products at DEALER's Approved Location.
                              Accordingly, and without limitation, MAZDA shall perform the following obligations in addition to those provided elsewhere in the MAZDA Dealer
                              Agreement:

                                   (a) review and evaluate DEALER's facilities,
                              as well as the sales, service, parts and other authorized operations of DEALER, based on:
                              (i) DEALER's inventories and demonstrated sales performance; (ii) MAZDA Vehicles in use and DEALER's potential for selling MAZDA Products in the local area where DEALER is located; and (iii) the type of full-service facilities reasonably necessary for maintaining the image and competitive position of MAZDA Productions in the local area where DEALER does business.
                                   (b) offer MAZDA Products to DEALER from the
                              supply which is available to MAZDA,
                                   (c) employ qualified and trained personnel to
                              visit DEALER's facilities on a periodic basis to review and discuss sales, service, parts and general management matters,
                                   (d) advertise in national and regional media
                              selected by MAZDA and assist dealer advertising associations,
                                   (e) participate in regional auto shows and
                              product exhibitions,
                                   (f) prepare and offer retail sales promotion
                              materials for DEALER's use, such as catalogs, banners, product information centers and other point-of-sale materials,
                                   (g) prepare and offer aids for use by
                              DEALER's sales, service and parts personnel,
                                   (h) establish and offer incentive programs
                              for DEALER sales, service, parts and
                              administrative personnel,
                                   (i) conduct training programs for DEALER's
                              sales, service, parts, administrative and management personnel, and
                                   (j) offer special tools, manuals and
                              equipment for DEALER's personnel.

                              2. DEALER's Obligations.
                              DEALER agrees to energetically and effectively promote, sell and service MAZDA Products at DEALER's Approved Location. Accordingly, and without limitation, DEALER shall perform the following obligations in addition to those provided elsewhere in the MAZDA Dealer Agreement:
                                   (a) maintain dealership facilities for sales,
                              service, parts and other operations with reference to MAZDA's evaluation of DEALER, including but not necessarily limited to showroom, sales, business office, outside vehicle display, vehicle storage, service, parts and customer parking facilities,
                                   (b) maintain and display an adequate
                              inventory of MAZDA Products which are offered to
                              DEALER by MAZDA,
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BASIC AGREEMENT                                                           MAZDA

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                                   (c) employ qualified and trained personnel
                              for the sale and service of MAZDA Products, (d) advertise MAZDA Products and services in the local area where DEALER is located, using media selected by DEALER, (e) participate in local auto shows and product exhibitions, (f) use retail sales promotion materials prepared by MAZDA for use by MAZDA Dealers, such as catalogs, banners, product information centers and other point-of-sale materials, (g) use sales aids prepared by MAZDA for use by sales, service and parts personnel of MAZDA Dealers,
                                   (h) encourage DEALER's sales, service, parts
                              and administrative personnel to participate in incentive programs offered by MAZDA.
                                   (i) cause DEALER's eligible employees to
                              fully participate in training programs conducted by MAZDA for sales, service, parts, administrative and management personnel of MAZDA Dealers, and
                                   (j) acquire, maintain and use special tools,
                              manuals and equipment offered by MAZDA for use by DEALER's personnel.


                              --------------------------------------------------


II. MAZDA IMAGE               MAZDA and DEALER acknowledge that the following
                              are essential purposes of the MAZDA Dealer
                              Agreement:
                                   (a) to safeguard and promote the image,
                              goodwill and reputation of the MAZDA Trademarks, MAZDA Products, MAZDA, DEALER and MAZDA Dealers generally, and
                                   (b) to avoid any and all deceptive,
                              misleading, illegal, unethical and discourteous practices by the parties and their personnel.
                                   Accordingly, MAZDA and DEALER agree to
                              conduct all activities between them and others in such manner as is consistent with and in furtherance of these essential purposes, and to take any action reasonably required to correct a situation having an adverse effect on the MAZDA image.

                              --------------------------------------------------


III. CUSTOMER SATISFACTION    1. Acknowledgement.
                              MAZDA and DEALER acknowledge that, in maintaining and preserving the image, reputation and goodwill of the MAZDA Trademarks, MAZDA Products, DEALER,
                              MAZDA and MAZDA Dealers generally, the highest priority shall be given to ensure that customers are continually informed about and satisfied with MAZDA Products and services provided by MAZDA and DEALER. MAZDA and DEALER further acknowledge that the principal contact with customers will be DEALER, the DEALER shall have the primary responsibility for handling customer satisfaction matters, and that MAZDA shall support DEALER's efforts by providing technical information and assistance regarding MAZDA Products. Accordingly, in addition to their own obligations under the MAZDA Dealer Agreement, MAZDA and DEALER agree to the following provisions.

                              2. MAZDA's Obligations.
                              MAZDA shall:
                                   (a) cause qualified personnel to visit
                              DEALER's facilities on a periodic basis to discuss customer satisfaction matters,
                                   (b) designate a person having the principal
                              responsibility and authority on behalf of MAZDA to handle and resolve customer satisfaction matters with customers and DEALER,
                                   (c) prepare and offer to DEALER consumer
                              materials about MAZDA Products and services,
                                   (d) establish consumer communications
                              programs,
                                   (e) keep DEALER promptly and fully advised
                              with respect to customer matters involving DEALER, and timely respond to notices from DEALER in situations involving claims of defects in MAZDA Products, and
                                   (f) provide suitable information to permit
                              DEALER to respond to customers, consumer organizations and government agencies in a timely and courteous fashion in customer satisfaction matters involving DEALER.
                              3. DEALER's Obligations.
                              DEALER shall:
                                   (a) ensure proper training in customer
                              satisfac-


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BASIC AGREEMENT                                                            MAZDA

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                              tion matters for sales, service, parts and
                              administrative personnel, and causes DEALER's personnel at all times to treat customers in a prompt, courteous and professional manner,
                                   (b) designate a person having the principal
                              responsibility and authority on behalf of DEALER to handle and resolve customer satisfaction matters with customer sand MAZDA,
                                   (c) provide to customers materials prepared
                              by MAZDA about MAZDA Products and services,
                                   (d) participate in consumer communications
                              programs established by MAZDA,
                                   (e) keep MAZDA promptly and fully advised
                              with respect to claims of defects in MAZDA
                              Products and other customer matters in which MAZDA has expressed an interest, and
                                   (f) cooperate with consumer organizations
                              and government agencies in customer satisfaction matters in a fair and honest manner which will maintain the goodwill of customers and the image and reputation of MAZDA Products.

                              --------------------------------------------------

IV. ESSENTIAL MAZDA                MAZDA shall develop and offer programs for
PROGRAMS the benefit of (i) customers, (ii) MAZDA Dealers or (iii) MAZDA concerning, without limitation, advertising, sales, data processing, consumer information and service and training. MAZDA's general manager may reasonably deem participation by MAZDA Dealers generally in certain programs to be essential for maintaining an affective and efficient distribution system for MAZDA Products. Accordingly, DEALER shall participate in these essential programs pursuant to their terms and conditions as part of the performance by DEALER of its obligations under the MAZDA Dealer Agreement. MAZDA reserves the right to limit DEALER's participation in other programs of MAZDA if DEALER fails or refuses to participate in an essential program.

                              --------------------------------------------------


V. MAZDA INFORMATION          1. Establishment and Purpose.
SYSTEMS                       MAZDA shall establish, from time to time,
                              information systems for use by MAZDA Dealers generally and MAZDA to maintain an affective and efficient distribution system for MAZDA Products, to facilitate the efficient and timely performance of their obligations to one another, and to enhance the competitive position of MAZDA Products in the marketplace. These systems shall, without limitation relate to:
                                   (a) distribution, sales and inventories of
                              MAZDA Products.
                                   (b) warranty claims,
                                   (c) consumer communications,
                                   (d) product quality assurance.
                                   (e) DEALER financial information, and
                                   (f) transportation claims.

                              2. DEALER Utilization.
                              DEALER shall utilize these information systems, in accordance with policies and procedures applicable to MAZDA Dealers generally and established by MAZDA from time to time. As part of such utilization, DEALER shall report, update and verify information as may be required by MAZDA for processing and maintaining information under such systems.

                              3. Electronic Systems.
                              MAZDA and DEALER acknowledge that effective and efficient communications of information between them is increasingly likely to require DEALER to utilize electronic communication and data processing hardware and software which can communicate with and is otherwise compatible with MAZDA's hardware and software. Accordingly, DEALER shall acquire and maintain hardware and software deemed by MAZDA to be necessary for this purpose. DEALER shall implement necessary changes and modifications in its hardware and software as may be required by MAZDA for this purpose upon MAZDA's giving at least three month's advance written notice to DEALER of such changes.


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BASIC AGREEMENT                                                           MAZDA

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                              4. Accurate Information
                              DEALER acknowledges that maintaining accurate information regarding DEALER's Business on a current basis is important for the management and evaluation of DEALER's Business and also to permit MAZDA to identify and develop programs and services for the benefit of MAZDA Dealers and customers generally. Accordingly, DEALER agrees that all information submitted to MAZDA shall be complete and accurate and submitted in the form and at the times requested by MAZDA. DEALER will verify the accuracy of all information prior to its being submitted to MAZDA so that no information will be false or misleading. In addition to any other remedies available to MAZDA under the MAZDA Dealer Agreement, DEALER agrees to fully compensate MAZDA for all costs incurred by MAZDA in identifying and correcting false or misleading information problems.

                              -------------------------------------------------

VI. REASONABLE EXPECTATIONS   1. Business Expectations.
OF DEALER AND MAZDA           The reasonable expectations of DEALER and MAZDA
                              are to deal in good faith with each other in pursuit of their respective interests and the intends and purposes of the MAZDA Dealer
                              Agreement. Each party acknowledges that meeting its goals and objectives for the business relationship contemplated hereby is and will continue to be dependent upon its own conduct, business judgment and performance hereunder.
                              DEALER and MAZDA further acknowledge: (i) that by entering into the MAZDA Dealer Agreement, each party is and will continue to be involved in an inherently speculative business venture that requires each party to assume significant business risks; (ii) that the success or failure of the business contemplated hereby is uncertain;
                              and (iii) that no profit or specific level of profitability is represented or can be assured to either party. The MAZDA Dealer Agreement is not intended to eliminate the business risks, but is intended to fairly and reasonably allocate the business risks between DEALER and MAZDA.
                              Accordingly, except as expressly set forth in the MAZDA Dealer Agreement, DEALER makes no representations or warranties to MAZDA, including without limitation any representation or warranty that DEALER will sell a particular number of MAZDA Products, or otherwise achieve any particular level of market penetration in any area served from DEALER's Approved Location.
                              Similarly, except as expressly set forth in the MAZDA Dealer Agreement, MAZDA makes no representations or warranties to DEALER, including without limitation any representation or warranty with respect to the future success or profitability of the business contemplated hereby, or that MAZDA will be able to satisfy
                              DEALER's requirements for MAZDA Products when and as they arise from time to time.

                              2. Acknowledgements. DEALER and MAZDA acknowledge that they may not fulfill their respective expectations for the business contemplated by the MAZDA Dealer Agreement and agree that in such event the parties may take any one or more of the following actions, consistent with applicable law:
                              (i) DEALER or MAZDA may elect to terminate or not renew the MAZDA Dealer Agreement as provided herein; (ii) DEALER may elect to utilize some of its resources to engage in businesses involving the promotion, sale and service of products other than MAZDA Products; or (iii) if MAZDA determines it would be in the best interest of customers of MAZDA to do so, MAZDA may elect to appoint another dealer to promote, sell and service MAZDA Products near DEALER's Approved Location. DEALER and MAZDA shall give each other at least sixty days' written notice prior to taking any of the foregoing actions, for the purpose of enabling the parties to discuss whether there exist any mutually agreeable alternative to the proposed action. To the extent any consent is required from a party, such party will not unreasonably withhold its content to any of the foregoing actions by the other.

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BASIC AGREEMENT                                                           MAZDA

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                              3. DEALER's Representations.
                              DEALER represents and warrants and MAZDA enters into the MAZDA Dealer Agreement in reliance upon DEALER's representation that the Information contained in the MAZDA Dealer Representations made to MAZDA by DEALER are true, complete and not misleading.

                              -------------------------------------------------

VII. COMMUNICATIONS AND       1. Periodic Review.
REVIEW PROCEDURES             From time to time one or more designated
                              representatives from MAZDA and DEALER shall meet to review the past performance under the MAZDA
                              Dealer Agreement, anticipated sales, service, parts and other matters affecting the past, present and future conduct of DEALER's Business and DEALER's relationship with MAZDA. Both parties shall make every effort towards continuing frank, open and constructive discussions to best promote the continuing and successful performance of MAZDA and DEALER under the MAZDA Dealer Agreement and to enhance the relationship between the parties.

                              2. Responsibility of MAZDA Representatives.
                              DEALER acknowledges that designated field representatives of MAZDA having responsibility for communications with DEALER on behalf of MAZDA with respect to day-to-day operational matters do not have authority to represent MAZDA or make commitments on behalf of MAZDA concerning matters of interpretation of the MAZDA Dealer Agreement or matters involving: (i) methods of allocation for MAZDA Products; (ii) the determination by MAZDA of essential MAZDA programs necessary for Dealer Agreement; (iii) whether MAZDA has fulfilled its reasonable expectations for the business contemplated by the MAZDA Dealer Agreement; (iv) the appointment of another Dealer near DEALER's Approved Location: or (v) the termination or renewal of the MAZDA Dealer Agreement. Accordingly, DEALER may not rely on any such field representative of MAZDA with respect to such matters. If DEALER has any questions concerning matters of interpretation of the MAZDA Dealer Agreement or other policy matters, DEALER shall consult with an appropriate officer of MAZDA having executive responsibility for the matter in question, including MAZDA's general manager.

                              3. DEALER's General Manager.
                              DEALER agrees to employ at all times qualified and competent personnel to manage DEALER's business, including one individual who shall act as DEALER's General Manager. Such General Manager shall have principal responsibility for the overall management of DEALER's Business, shall have full authority to make decisions and act on DEALER's behalf, and shall devote his or her full time and attention to serving in that capacity. If DEALER is an individual, DEALER shall act as such General Manager. If DEALER is not an individual, DEALER shall inform MAZDA in writing in advance and on a continuing basis of the name and qualifications of each individual employee who is designated by DEALER from time to time to act as such General Manager. DEALER acknowledges that any such designation shall not relieve DEALER of its responsibilities under the MAZDA Dealer Agreement even though MAZDA may rely upon such individual to act on DEALER's behalf.

                              -------------------------------------------------

VIII. ADDITIONAL PROVISIONS   1. Components of MAZDA Dealer Agreement.
                              DEALER and MAZDA acknowledge that the business relationship between them involves many matters requiring detailed terms and conditions governing their respective contractual rights and obligations, and that the terms and conditions of their relationship may be changed or supplemented because of changes in market conditions and other relevant factors. Accordingly, MAZDA and DEALER agree to the following additional



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BASIC AGREEMENT                                                         MAZDA

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                              provisions, which are incorporated by this
                              reference into and made a part of the MAZDA
                              Dealer Agreement:
                                (a) those provisions which are set forth in the
                              additional agreements attached hereto,
                                (b) those provisions which currently are set
                              forth in written instructions issued by MAZDA to MAZDA Dealers generally, as amended from time to time, including but not limited to MAZDA warranty policies and procedures, MAZDA transportation claims policies and procedures, MAZDA parts bulletins, MAZDA parts policies and procedures, the MAZDA service organization and facilities guide and the MAZDA Dealer identification policies,
                                (c) those provisions which are set forth in
                              other additional agreements or written
                              instructions which are issued by MAZDA. In the future to be generally applicable to all MAZDA Dealers, it being understood and agreed by DEALER that the conduct of DEALER's business is to be governed by requirements established by MAZDA as applicable to all MAZDA Dealers generally.

                              2. Definition of Terms.
                              All terms which are defined in the additional provisions, when so used in the MAZDA Dealer Agreement, shall have the same meaning as set forth therein.

                              3. Amendments.
                              MAZDA may amend the MAZDA Dealer Agreement
                              (including any of the above referenced additional provisions) or issue a new Dealer Agreement, without further consideration, provided that MAZDA takes any such action with respect to all MAZDA Dealers generally.

                              -------------------------------------------------

IX. TERM                          The MAZDA Dealer Agreement and all additional
                              provisions incorporated by reference under
                              Section VIII shall be in effect with respect to DEALER for the term stated on the signature page of the MAZDA Dealer Agreement unless terminated sooner pursuant to the additional agreement entitled "Renewal and Termination."


X. DEALER ACKNOWLEDGMENT          DEALER has read and understands the terms and
                              conditions of the MAZDA Dealer Agreement, including the Basic Agreement and all additional provisions incorporated by reference under
                              Section VIII of the Basic Agreement, and is fully aware of the obligations of DEALER and MAZDA. DEALER and MAZDA each acknowledge that they are entering into the MAZDA Dealer Agreement as their free and voluntary act in order to pursue their independent business interests and in the expectation that their business relationship will be to their mutual economic benefit. In so doing DEALER and MAZDA are relying upon their own judgment and the counsel of their advisors.

                              DEALER Initials:  /s/ EMR

                              -------------------------------------------------


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
GENERAL TERMS AND CONDITIONS                                             MAZDA

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                                   This General Terms and Conditions document is
                              an additional agreement under the MAZDA Dealer Agreement between MAZDA and DEALER and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              -------------------------------------------------

1. DEFINITIONS                     As used in the MAZDA Dealer Agreement the
                              following terms shall have the following meanings:

                              1. "DEALER" means the business entity identified as dealer on the signature page of the MAZDA Dealer Agreement.

                              2. "DEALER's Approved Locations" means the address of DEALER set forth on the signature page of the MAZDA Dealer Agreement.

                              3. "DEALER's Business" means all activities of DEALER relating to the promotion, sale and service of MAZDA Products and all other activities of DEALER under the MAZDA Dealer Agreement.

                              4. "Manufacturer" means MAZDA Motor Corporations, a corporation, or any other corporation which manufactures MAZDA Vehicles.

                              5. "MAZDA" means the business entity identified as MAZDA on the signature page of the MAZDA Dealer Agreement.

                              6. "MAZDA Dealers" means others who promote, sell and service MAZDA Products pursuant to an agreement with MAZDA authorizing them to engage in business under the MAZDA Trademarks and to participate in the distribution system established by MAZDA for MAZDA Products.

                              7. "MAZDA Dealer Representations" means the application, related documents and information, and representations previously submitted or made by DEALER to MAZDA for the purpose of enabling MAZDA to evaluate DEALER and to determine whether to enter into or renew the MAZDA Dealer Agreement with DEALER including but not limited to the information set forth on any attachment hereto entitled MAZDA Dealer Representations, which is incorporated herein by reference.

                              8. "MAZDA Parts and Accessories" means new parts and accessories designed for use on MAZDA Vehicles and marketed by MAZDA, or other parts and accessories specifically designated by MAZDA in writing as MAZDA Parts and Accessories.

                              9. "MAZDA Products" means MAZDA Vehicles and MAZDA Parts and Accessories.

                              10. "MAZDA Vehicles" means new cars and trucks which bear the trademark MAZDA and are sold by MAZDA to MAZDA Dealers.

                              11. "MAZDA Trademarks" means the various trademarks, service marks, names, logos and designs (including the name "MAZDA"), and all registration thereof, now or hereafter owned, claimed, adopted, acquired or used by Manufacturer, MAZDA or any other company involved in the chain of distribution for MAZDA Products.

                              --------------------------------------------------

II. GENERAL PROVISIONS        1.  Relationship Between DEALER and MAZDA. DEALER
                              and MAZDA acknowledge that the MAZDA Dealer
                              Agreement does not make either party the agent, partner, or legal representative of the other for any purpose, and that neither party has any power or authority to act as agent for the other or assume or create any obligation on behalf of or in the name of the other, or bind such party in any manner. DEALER and MAZDA further acknowledge that all dealings between them shall be at arm's length, and that the business relationship between them does not create any franchise, special trust, confidential or other fiduciary relationship, or any duties arising from such relationship. Each party shall be solely responsible for any and all expenditures and liabilities incurred by it in connection with the MAZDA Dealer Agreement or the performance of obligations hereunder. DEALER has not paid to MAZDA and MAZDA has not received any fee or charge for the rights to enter

GENERAL TERMS AND CONDITIONS                                             MAZDA

-------------------------------------------------------------------------------

                              into the MAZDA Dealer Agreement or engaged in any of the business activities contemplated hereby. DEALER shall perform all customer sales and service functions under the MAZDA Dealer Agreement as an independent contractor and not as the agent of MAZDA or any other company involved in the chain of distribution for MAZDA Products.

                              2. Good Faith.
                              DEALER and MAZDA agree that the term "good faith" as used in the MAZDA Dealer Agreement shall have the meaning set forth in Section 2-103 of the Uniform Commercial Code, and all cases interpreting that Section. DEALER and MAZDA further agree that any failure to act in good faith under the MAZDA Dealer Agreement shall not give rise to a cause of action under the tort law of the state having jurisdiction over the MAZDA Dealer Agreement.

                              3. Inability to Perform.
                              Neither DEALER nor MAZDA shall be liable for failure to perform any obligation under the MAZDA Dealer Agreement due to fire, flood, other Acts of God, accident, strike or other labor dispute, riot, insurrection, war, governmental act or regulation, or act or failure to act of Manufacturer or any other company involved in the chain of distribution for MAZDA Products.

                              4. No Implied Waivers. The failure of either
                              DEALER or MAZDA to require any performance under the MAZDA Dealer Agreement shall not affect the right to require such performance at any time thereafter. The waiver by either party of any rights upon a breach of the MAZDA Dealer Agreement shall not constitute a waiver of those rights upon any subsequent breach. The election by either party of a particular remedy shall not be exclusive of any other remedy, and all rights and remedies of the parties shall be cumulative.

                              5. Notices.
                              Unless otherwise specified, any notice required to be given either DEALER or MAZDA to the other under or in connection with the MAZDA Dealer Agreement shall be in writing and delivered by hand or by mail to the other party at its address as set forth on the signature page of the MAZDA Dealer Agreement or as DEALER or MAZDA may designate to the other in writing.

                              6. Maintenance and Inspection of Records. DEALER agrees to maintain and retain books and records pertaining to DEALER's Business of the type and for the periods of time as may be required by MAZDA. MAZDA may inspect and copy DEALER's books and records during normal business hours for the purpose of varifying any information relating to the MAZDA Dealer Agreement, and may audit from time to time all of DEALER's customer, sales, service and warranty files and records.

                              7. Local Taxes.
                              Except as may be indicated by DEALER to the contrary. DEALER warrants that all MAZDA Products purchased from MAZDA shall be purchased for resale in the regular course of DEALER's
                              Business. DEALER has furnished and agrees to furnish to MAZDA all applicable resale certificates relating to the resale transactions, in the form required by law. DEALER has obtained and agrees to maintain all permits and licenses required to collect sales, use and similar taxes imposed upon the resale or use by DEALER of MAZDA Products, and DEALER shall timely collect, report and pay all of the taxes. DEALER agrees to pay and hold MAZDA harmless from all sales, use or similar taxes, and all claims or demands made by tax authorities with respect to such taxes, relating to the sale of MAZDA Products by MAZDA to DEALER or by DEALER to others, or the use of MAZDA products by DEALER.

                              8. Compliance with the Law.
                              Each party agrees to comply with all applicable laws and regulations in the conduct of their respective businesses, including but not limited to laws relating to automobile emissions controls, automobile safety, maintenance and repair service, and disclosure of information to retail customers. Each party agrees to hold the other harmless from any damages or liabilities resulting from any failure on its part to comply fully with such laws or regulations. Each party agrees to provide to the other such information and assistance as may be reasonably requested in connection with compliance with such laws.

GENERAL TERMS AND CONDITIONS                                               MAZDA

--------------------------------------------------------------------------------

                              9. Assignment and Delegation. MAZDA may at its option assign any or all of its rights or delegate any or all of its obligations hereunder to other parties chosen by it. Notwithstanding the foregoing MAZDA shall at all times be responsible for the performance of its obligations hereunder except that, in the event it delegates all of its obligations hereunder to another party, such other party shall be solely responsible for the performance of those obligations. DEALER may not assign any or all of its rights and may not delegate any or all of its obligations hereunder without the prior written approval of MAZDA. Ownership interests in DEALER may be transferred under certain conditions as set forth in the additional agreement entitled "Ownership and Transfer."

                              10. Severability.
                              If any provision of the MAZDA Dealer Agreement is held to be invalid or unenforceable under the law of any jurisdiction, or inconsistent with the law of any jurisdiction, the provision shall be severable from the MAZDA Dealer Agreement and the provision shall in that jurisdiction be modified as required to conform with law, or, if not possible, be deleted from the MAZDA Dealer Agreement. The remainder of the MAZDA Dealer Agreement shall continue to be valid and binding.

                              11. Titles.
                              The titles appearing in the MAZDA Dealer
                              Agreement are for convenience only, and shall not affect the construction or interpretation of any provisions of the MAZDA Dealer Agreement.

                              12. Interpretation.
                              The various terms and conditions of the MAZDA Dealer Agreement shall be read and interpreted in harmony with each other and consistent with the intents and purposes of the MAZDA Dealer Agreement. The parties acknowledge that the MAZDA Dealer Agreement consists of the Basic Agreement, as well as the additional agreements and written instructions issued by MAZDA to MAZDA Dealers generally as identified in Section VIII of the Basic Agreement. If there is a conflict between them, provisions set forth in the Basic Agreement shall govern over the additional agreements, which shall govern over the written instructions. If DEALER has a question with respect to a matter involving a potentially conflicting interpretation of the provisions of the MAZDA Dealer Agreement, DEALER shall consult with the appropriate officer of MAZDA having executive responsibility for the matter in question, including MAZDA's general manager.

                              13. Entire Agreement.
                              The MAZDA Dealer Agreement, including all additional provisions described in Section VIII of the Basic Agreement, constitutes the entire agreement and understanding between DEALER and MAZDA with respect to the subject matter hereof and supersedes all prior or present agreements and understandings, written or oral, between the parties with respect to the subject matter hereof. The MAZDA Dealer Agreement may be amended, modified, supplemented or interpreted only by a written instrument signed by DEALER and the President or any of the Vice Presidents of MAZDA.

PURCHASE TERMS AND CONDITIONS                                             MAZDA

-------------------------------------------------------------------------------

                                   This Purchase Terms and Conditions document
                              is an additional agreement under the MAZDA Dealer Agreement between MAZDA and DEALER, and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              -------------------------------------------------

PURCHASE TERMS AND            1. Orders.
CONDITIONS                    DEALER agrees to submit orders for
                              MAZDA Products to MAZDA in such form and under such terms and conditions as may be required by MAZDA from time to time. Any such orders are subject to acceptance by MAZDA, and may be accepted in whole or in part. Orders may be accepted by notice to DEALER or by shipment of the MAZDA Products ordered. Orders shall be irrevocable for 120 days after submission to MAZDA, and shall be irrevocable after shipment to DEALER of the MAZDA Products ordered.

                              2. Changes in MAZDA Products.
                              MAZDA may fill DEALER orders with MAZDA Products incorporating the most recent improvements or changes, including those made after an order is placed, without any obligation to make the same or similar changes on MAZDA Products previously purchased by or shipped to DEALER. MAZDA may install any equipment required by applicable law to be installed on any MAZDA Products ordered by DEALER, whether or not such item of equipment is included in DEALER's order for the MAZDA Products. MAZDA may at any time, without incurring liability to DEALER, discontinue sales or shipments of any model or type of MAZDA Products. MAZDA may act under the provisions of this paragraph without notice and without any obligation to DEALER by reason of DEALER's previous purchases.

                              3. Delivery.
                              MAZDA shall endeavor to deliver MAZDA Products to DEALER as soon as practicable after acceptance of DEALER's order. MAZDA shall not be liable for delay or nondelivery of MAZDA Products, nor shall MAZDA be obligated to deliver to DEALER any particular quantity or mix of MAZDA Products. MAZDA may deliver MAZDA Products by any means or carrier. MAZDA Products may be shipped to DEALER at DEALER's Approved Location or at the nearest practicable unloading point to DEALER's Approved Location. Upon delivery of the MAZDA Products to the first carrier or to DEALER, whichever occurs first, risk of loss of the MAZDA Products shall pass to DEALER or to the financing institution previously designated by DEALER in writing to MAZDA. Title to the MAZDA Vehicles shall pass to DEALER upon payment in full therefor, while title to MAZDA Parts and Accessories shall pass upon delivery as set forth in the previous sentence. MAZDA shall retain a lien on the MAZDA Products securing payment for the MAZDA Products until paid for in full. DEALER shall make written claim for any shortage or damage in any shipment of MAZDA Products within the time and in the manner as may be required by MAZDA.

                              4. MAZDA Product Supply.
                              DEALER and MAZDA acknowledge that the supply of MAZDA Products to MAZDA can vary from time to time for many reasons beyond the control of MAZDA. Accordingly, MAZDA may not at all times have an available supply of all makes, models and colors of MAZDA Vehicles or of MAZDA Parts and Accessories sufficient to meet the demands of all MAZDA Dealers generally or the specific demands of DEALER or its customers; or at other times MAZDA may have a greater supply of MAZDA Vehicles or of MAZDA Parts and Accessories than is required by all MAZDA Dealers generally or specifically by DEALER or its customers. In order to maintain an effective distribution system for MAZDA Products, it may be necessary for MAZDA to allocate its supply of MAZDA Products among all MAZDA Dealers, utilizing uniform methods of allocation from time to time which take into consideration such factors as MAZDA deems relevant, including without limitation the size, sales performance, inventories and sales potential of MAZDA Dealers. Accordingly, MAZDA has not made, and cannot make any representation or warranty to DEALER that DEALER can expect to receive a particular quantity or mix of MAZDA Products,

PURCHASE TERMS AND CONDITIONS                                             MAZDA


--------------------------------------------------------------------------------

                              including particular makes, models or colors of MAZDA Vehicles. DEALER acknowledges that it is not entering into the MAZDA Dealer Agreement on the basis of any such representation or warranty, and that it may not at all times have such quantities of MAZDA Products available or in its inventories as it desires or deems necessary to meet the demands therefor from prospective customers of MAZDA Products available or in its inventories as it desires or deems necessary to meet the demands therefor from prospective customers of MAZDA Products, or to satisfy DEALER's objectives for sales of MAZDA Products. DEALER agrees to conduct DEALER's Business in accordance with the terms and conditions of allocation systems established by MAZDA from time to time for all MAZDA Dealers generally. MAZDA acknowledges that DEALER is not required to purchase any specific quantity of MAZDA Products, and that DEALER may from time to time decline to purchase from MAZDA any or all MAZDA Products allocated to DEALER under MAZDA's allocation system; provided DEALER acknowledges that any refusal to purchase MAZDA Products allocated to it may adversely affect its ability relative to other MAZDA Dealers to receive MAZDA Products thereafter or to participate in other programs of MAZDA available to other MAZDA dealers. DEALER acknowledges that the allocation system presently utilized by MAZDA for MAZDA Vehicles has been explained to and understood by DEALER and that it is a fair and reasonable system for allocating MAZDA Vehicles among all MAZDA Dealers generally.

                              5. Prices.
                              DEALER agrees to purchase MAZDA Products according to the prices, charges and terms established by MAZDA from time to time and in effect on the date of shipment, including destination charges. MAZDA reserves the right, without prior notice, to change prices, charges and terms for any MAZDA Products.

                              6. Taxes.
                              DEALER agrees to pay all excise or other taxes levied on MAZDA Products purchased by DEALER or on the sale, shipment, ownership or use of the MAZDA Products to or by DEALER.

                              7. Reshipment and Diversion.
                              MAZDA agrees to pay all expenses incurred by DEALER in reshipping to MAZDA any MAZDA Products not ordered by DEALER, provided that DEALER reships the MAZDA Products promptly as directed by MAZDA. DEALER agrees to pay any expenses incurred by MAZDA for any diversion of MAZDA Products resulting from DEALER's failure or refusal to accept any MAZDA Products ordered by and shipped to DEALER or to make timely payment for any MAZDA Products.

                              8. Payment.
                              DEALER agrees to pay MAZDA for MAZDA Products sold to DEALER on terms established by MAZDA from time to time. DEALER agrees to pay MAZDA's cost of collection (including attorneys' fees) of any amount owed by DEALER to MAZDA. MAZDA may offset any amount owed by MAZDA to DEALER. All MAZDA Products purchased by DEALER from MAZDA (other than MAZDA Vehicles) shall be charged to DEALER's parts account, unless otherwise specified by MAZDA prior to the date of purchase. If any payment of DEALER's parts account is delinquent, MAZDA may ship MAZDA Products purchased by DEALER on a C.O.D. or prepaid basis.

                              9. Financial Resources.
                              DEALER agrees to maintain and employ in DEALER's Business at all times financial resources sufficient to enable DEALER to satisfy DEALER's obligations under the MAZDA Dealer Agreement. These resources shall include the amounts of working capital, new vehicle flooring, and other financial resources which MAZDA may reasonably require; provided that no such requirement shall be deemed to be a warranty by MAZDA of the adequacy of such financial resources for the successful conduct of DEALER's Business.

DEALERSHIP LOCATION                                                        MAZDA

--------------------------------------------------------------------------------

                              This Dealership Location document is an additional agreement under the MAZDA Dealer Agreement between MAZDA and DEALER, and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              --------------------------------------------------

DEALERSHIP LOCATION           DEALER's Approved Location.


                              DEALER agrees to conduct DEALER's Business at DEALER's Approved Location and at no other location. DEALER acknowledges that DEALER's Approved Location is an integral part of MAZDA's network of MAZDA Dealers which promote, sell and service MAZDA Products, and the continued conduct of DEALER's Business at DEALER's Approved Location is essential to maintain an effective and efficient distribution system for MAZDA Products. Accordingly, MAZDA will not require DEALER to relocate its facilities to another location unless such relocation is deemed reasonably necessary to meet changes in sales and service requirements of customers of MAZDA Products. In addition, DEALER shall not sell or transfer any interest of DEALER in DEALER's facilities or the underlying property of DEALER's Approved Location without the prior written consent of MAZDA.

DEALER REVIEW AND ACTION PLAN                                              MAZDA

--------------------------------------------------------------------------------

                                   This DEALER Review and Action Plan document
                              is an additional agreement under the MAZDA Dealer Agreement between MAZDA and DEALER, and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              --------------------------------------------------

DEALER REVIEW                 1. Purpose
AND ACTION PLAN               MAZDA and DEALER acknowledge that it is desirable
                              for MAZDA to review, evaluate and suggest to DEALER goals related to the sales, service, parts and other operations of DEALER which DEALER should reasonably expect to accomplish so as to:
                              (1) provide for high levels of satisfied customers of MAZDA products; (ii) promote the image, reputation and goodwill of DEALER, MAZDA, MAZDA Products, and MAZDA Dealers generally; and
                              (iii) permit DEALER to operate as an affective member of the nationwide distribution system for MAZDA Products.

                              2. Information From DEALER.
                              DEALER acknowledges that MAZDA will require information on a continuing basis for DEALER regarding DEALER's facilities, operations and personnel in order for MAZDA to review and evaluate DEALER's operations. DEALER agrees to provide such information in a prompt and helpful manner as requested from time to time by MAZDA. MAZDA intends to utilize such information to compile data regarding MAZDA Dealers and the local areas where they do business as part of MAZDA's review program.

                              3. Individualized Annual Action Plan.
                              Based on the information from DEALER and other information developed by MAZDA, MAZDA will evaluate DEALER's representation of MAZDA in the local area where DEALER does business, MAZDA will prepare and present to DEALER at least annually an individualized action plan for DEALER with respect to DEALER's operations, facilities, personnel, tools, equipment and support services which MAZDA reasonably determines need to be improved to provide effective representation of MAZDA under the MAZDA Dealer Agreement. MAZDA agrees to discuss with DEALER the analysis and the goals for improvement presented in the action plan.

                              4. Voluntary Nature of Compliance.
                              DEALER acknowledges that the individual action plan for DEALER will be prepared by MAZDA to benefit DEALER and MAZDA Dealers generally, and to enhance the effectiveness and efficiency of the nationwide distribution system for MAZDA Products. DEALER agrees to consider seriously and to use its best efforts to accomplish within a reasonable period of time, on a cost effective basis for DEALER, those goals for improvement which MAZDA presents to DEALER in an action plan. MAZDA agrees to cooperate with DEALER and help DEALER accomplish those goals. DEALER acknowledges that its failure to make adequate progress toward accomplishing the goals suggested by MAZDA in an action plan may mean that DEALER will not be able to provide effective representation of MAZDA in the local area in which DEALER does business, and that MAZDA will not be able to fulfill its reasonable expectations for the business relationship with DEALER contemplated by the MAZDA Dealer Agreement.

MAZDA IMAGE                                                                MAZDA

--------------------------------------------------------------------------------

                                   This MAZDA Image document is an additional
                              agreement under the MAZDA Dealer Agreement between MAZDA and DEALER, and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              --------------------------------------------------

MAZDA IMAGE                   1. Use of MAZDA Trademarks.
                              In connection with DEALER's performance of its obligations under the MAZDA Dealer Agreement, DEALER may use the MAZDA Trademarks as authorized by MAZDA. DEALER shall not use any MAZDA
                              Trademarks, or any mark, word, symbol, trade dress or logo similar to any MAZDA Trademark, in connection with the sale of any property other than MAZDA Products. DEALER shall use the MAZDA
                              Trademarks only in the color, size, form and style required or approved by MAZDA from time to time.
                              No MAZDA Trademark or mark, name or word similar thereto may be used in any trademark registration by DEALER. Except as provided below, DEALER shall use the word "MAZDA" in its assumed business name, and shall not use the word in DEALER's legal name. The word "MAZDA" may be used in DEALER's legal name only when required by law or when
                              DEALER may not legally utilize an assumed business name containing the word "MAZDA." DEALER's use of the word "MAZDA" in its assumed business name or in its legal name shall be made only with the prior written approval of MAZDA and upon such terms and conditions as MAZDA may specify from time to time. No company owned by or affiliated with DEALER or any person who is an owner of DEALER may use the MAZDA Trademarks or other marks, names or words similar thereto without the prior written permission of MAZDA. At MAZDA's request, DEALER agrees to discontinue or change the manner in which DEALER uses any MAZDA
                              Trademarks.

                              2. Ownership and Protection of MAZDA Trademarks. DEALER shall not impair the value or contest the right of Manufacturer or MAZDA to the exclusive ownership and use of any MAZDA Trademark. DEALER's use of any MAZDA Trademark shall not create, or be deemed to create, any right, title or interest in the MAZDA Trademarks in DEALER or any other party, and any such use shall insure to the benefit of the owner of the MAZDA Trademarks. To help protect the MAZDA Trademarks, DEALER agrees to notify MAZDA promptly whenever DEALER learns of an infringement or misuse of MAZDA Trademarks by any person. DEALER shall not represent as MAZDA Products any products which are not MAZDA Products.

                              3. DEALER Facilities.
                              DEALER's place of business shall be satisfactory to MAZDA in appearance and condition.

                              4. Signs.
                              DEALER agrees to provide identification and departmental signs required by MAZDA. DEALER agrees to prominently display, illuminate, maintain and repair the signs at DEALER's Approved Location, at DEALER's expense and in a manner approved by MAZDA.

                              5. Advertising.
                              DEALER agrees to actively and adequately advertise MAZDA Products in a manner that will develop interest and confidence in MAZDA Products in the local area where DEALER does business. DEALER shall not use any advertising which in MAZDA's opinion tends to mislead or deceive the public. DEALER's advertising will conform to MAZDA's advertising standards, will adequately maintain the image, reputation and goodwill of the MAZDA Trademarks, MAZDA Products, MAZDA and other MAZDA Dealers, and will not conflict with other national and regional advertising for MAZDA Products. DEALER agrees to discontinue immediately any advertising that MAZDA determines: (i) may be injurious to the image, goodwill or reputation of the MAZDA Trademarks, MAZDA, MAZDA Products, and other MAZDA Dealers; or (ii) may be likely to mislead or deceive the public; or (iii) which is inconsistent with MAZDA's advertising of the requirements of this paragraph.

RENEWAL AND TERMINATION                                                    MAZDA

--------------------------------------------------------------------------------

                                   This Renewal and Termination document is an
                              additional agreement under the MAZDA Dealer
                              Agreement between MAZDA and DEALER, and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              --------------------------------------------------

I. RENEWAL                         MAZDA AND DEALER agree to renew the MAZDA
                              Dealer Agreement upon the expiration of its stated period for such renewal period as MAZDA may reasonably offer to DEALER at least ninety days prior to expiration, unless:
                                   (a) DEALER refuses to agree to special
                              conditions for the conduct of DEALER'S Business proposed in good faith by MAZDA, which refusal shall give MAZDA good cause for non-renewal, or
                                   (b) Any event or series of events has
                              occurred during the period of the MAZDA Dealer
                              Agreement which gives DEALER or MAZDA the right to terminate.

                              --------------------------------------------------

II. TERMINATION               1. Termination by Mutual Consent.
                              The MAZDA Dealer Agreement may be terminated at any time by the written consent of DEALER and MAZDA. The termination shall be effective on the date specified in the written consent. If MAZDA and DEALER fail to renew the MAZDA Dealer
                              Agreement pursuant to Section 1, the MAZDA
                              Dealer Agreement shall be deemed to be terminated by mutual consent of DEALER and MAZDA.

                              2. New Form of Dealer Agreement.
                              If MAZDA at any time offers a new form of MAZDA dealer agreement to MAZDA Dealers generally, MAZDA may terminate the MAZDA Dealer Agreement by a written notice to DEALER which offers the new form of dealer agreement to DEALER. The termination shall be effective ninety days after DEALER receives the notice or, if it occurs earlier, on the date upon which the new MAZDA Dealer Agreement between MAZDA and DEALER becomes effective.

                              3. Termination by DEALER.
                              DEALER may terminate the MAZDA Dealer Agreement at any time by written notice to MAZDA. DEALER acknowledges that MAZDA has made a significant investment in servicing DEALER and in performing its obligations under the MAZDA Dealer Agreement in order to maintain customer satisfaction and supply of MAZDA Products in the local area where DEALER does business. DEALER acknowledges further that in order to preserve and protect that investment, MAZDA requires adequate notice in order to engage a substitute dealer in the event DEALER wishes to terminate the relationship with MAZDA under the MAZDA Dealer Agreement. Accordingly, the termination shall be effective sixty days after receipt by MAZDA of the notice.

                              4. Termination for Cause by MAZDA.
                              (a) Immediate. The following events are so contrary to the spirit, nature and purposes of the MAZDA Dealer Agreement that MAZDA shall have the right upon the occurrence of any of them to terminate the MAZDA Dealer Agreement, effective as of the date of the event, by sending notice of termination to DEALER by registered or certified mail or telegram:

                                   (i) The insolvency of DEALER; the filing by
                                 DEALER of a voluntary petition in bankruptcy; the filing of an involuntary petition to have DEALER declared bankrupt, if the petition is not vacated within thirty days from the date of filing; the appointment of a receiver or trustee for DEALER, if the appointment is not vacated within thirty days from the date of appointment; the execution by DEALER of an assignment for the benefit of creditors; any other act of bankruptcy by DEALER; or any of the foregoing with respect to any partner in DEALER.

                                   (ii) Except as provided for elsewhere in the
                                 MAZDA Dealer Agreement the death or inca-

RENEWAL AND TERMINATION                                                   MAZDA

-------------------------------------------------------------------------------

                              pacity of DEALER to perform the obligations of DEALER hereunder, if an individual, or of any partner of DEALER, if a partnership, or the dissolution or liquidation of DEALER (or the taking of any action to dissolve or liquidate DEALER), if a partnership or corporation.
                                   (iii) The conduct of DEALER's Business at
                              other than DEALER's Approved Location without the prior written approval of MAZDA.
                                   (iv) DEALER's entering into any contract for
                              the sale, transfer or assignment by DEALER of any rights or privileges of DEALER under the MAZDA Dealer Agreement, or for the transfer or delegation by DEALER of any material obligations of DEALER under the MAZDA Dealer Agreement, unless such contract contains a provision requiring MAZDA's written approval of the purchaser, transferee or assignee before the closing of the transaction, and DEALER delivers to MAZDA a copy of such contract within seven days following DEALERS's execution thereof.
                                   (v) DEALER's entering into any contract for
                              the sale, transfer, or assignment of the principal assets of DEALER required for the conduct of DEALER's Business, unless such contract contains a provision requiring MAZDA's written determination before the closing of the transaction that the transaction will not impair DEALER's ability to conduct DEALER's Business at DEALER's Approved Location, and DEALER delivers to MAZDA a copy of such contract within seven days following DEALER's execution thereof.
                                   (vi) The conviction of DEALER or of any owner
                              or manager of DEALER referred to in the MAZDA Dealer Agreement of any crime which may have a material adverse effect on DEALER's Business or the image, goodwill or reputation of MAZDA, MAZDA Products or other MAZDA Dealers.
                                   (vii) The failure of DEALER to be open for
                              business at DEALER's Approved Location for seven or more consecutive days (excluding Sundays).
                              (viii) The termination of MAZDA's rights to distribute MAZDA Products to DEALER.
                              (b) Within Sixty Days. The following events are so
                           contrary to the spirit, nature and purposes of the MAZDA Dealer Agreement that if any of them continue to exist sixty days after MAZDA has sent to DEALER a written notice of the existence of any such event listed below and MAZDA's intention to terminate if such event is not remedied, MAZDA may terminate the MAZDA Dealer Agreement, effective immediately, by sending final notice of termination to DEALER by registered or certified mail or telegram:
                                   (i) A voluntary or involuntary change in the
                              ownership of DEALER without the prior written approval of MAZDA.
                                   (ii) The failure of DEALER to have any
                              license or permit required by law for the conduct of DEALER's Business under the MAZDA Dealer Agreement.
                                   (iii) Any conduct of DEALER detrimental to
                              the image, goodwill or reputation of MAZDA, MAZDA Products or MAZDA Dealers generally. (iv) The failure to pay any amount due MAZDA within 7 days following receipt of notice that an amount due has not been paid.
                                   (v) Any chronic or repeated default in
                              reporting, record keeping, or other business requirement of DEALER arising out of the MAZDA Dealer Agreement, and the business contemplated hereby.
                                   (vi) Any other material breach by DEALER of
                              DEALER's warranties, obligations or performance under the MAZDA Dealer Agreement.

                           5. Notices.
                              (a) DEALER agrees to immediately give MAZDA
                           written notice upon the occurrence of any of the events specified in Section II.4. If DEALER fails to give MAZDA written notice within seven days after the occurrence of any event set forth in Section II.4(b), the notice of intention to terminate the MAZDA Dealer Agreement from MAZDA under Section II.4(b) shall be deemed to have been sent to DEALER on the date of the event.
                              (b) If DEALER is deemed to be a debtor under the
                           Bankruptcy Code and a Debtor-in-Possession or Trustee of DEALER has a right to accept or reject the MAZDA Dealer Agreement, the MAZDA Dealer Agreement shall be deemed to be rejected if it is not accepted by the Debtor-in-Possession or Trustee within sixty days following the filing of the petition in bankruptcy.

RENEWAL AND TERMINATION                                                MAZDA

----------------------------------------------------------------------------


III. EFFECT OF EXPIRATION     1. General.
OR TERMINATION                The provisions of this Section shall govern the
                              rights and obligations of the parties upon expiration or termination of the MAZDA Dealer
                              Agreement. Except as provided in this Section, DEALER shall immediately upon expiration or termination of the MAZDA Dealer Agreement cease to be, or act as, or represent itself to be an authorized dealer of MAZDA Products.

                              2. Further Transactions.
                              If, after the expiration or termination of the MAZDA Dealer Agreement, MAZDA accepts any orders from DEALER or otherwise transacts business with DEALER, all such transactions shall be governed by terms identical to those in the MAZDA Dealer Agreement. Nevertheless, the acceptance of orders or transaction of other business shall not waive the expiration or termination, or constitute an extension or renewal of the MAZDA Dealer Agreement.

                              3. Signs, Trademarks and Names.
                              DEALER agrees to immediately discontinue and abandon the direct or indirect use of all MAZDA Trademarks with the word "MAZDA," or any other words, symbols or expressions including or resembling MAZDA Trademarks, whether appearing on signs, posters, advertising matter or stationery, in any legal name or assumed business name, or in any other form. If DEALER fails to comply with the requirements of this paragraph following expiration or termination of the MAZDA Dealer Agreement, MAZDA or Manufacturer may bring a legal action against DEALER seeking any remedy available to MAZDA or Manufacturer, including without limitation the issuance of an injunction against any unauthorized use of a MAZDA Trademark, and in such case all costs, attorneys' fees and expenses incurred in the action by MAZDA or Manufacturer shall be paid by DEALER.

                              4. Repurchase by MAZDA.
                              MAZDA agrees to repurchase from DEALER, and DEALER agrees to sell to MAZDA, all of the following property owned by DEALER:
                                   (a) All saleable, unused and undamaged
                              current model MAZDA Vehicles, at a price equal to DEALER's net cost (excluding the cost of inland freight and all parts and accessories other than MAZDA Parts and Accessories) or the price last established by MAZDA for the sale by MAZDA to MAZDA Dealers of identical MAZDA Vehicles, whichever is lower, less prior refunds or allowances thereon, and less any costs required to place the MAZDA Vehicles in new-car condition.
                                   (b) All new, unused and undamaged MAZDA
                              Parts and Accessories which appear on MAZDA's then current price list and are in good and saleable condition, at a price equal to the price established by MAZDA for the sale to MAZDA
                              Dealers of identical MAZDA Parts and Accessories, less MAZDA's then current charge for the cost of handling and restocking.
                                   (c) All tools, manuals, equipment specially
                              designed for servicing MAZDA Vehicles, and any other materials bearing any MAZDA Trademark which are in good and useable condition and were purchased by DEALER from MAZDA, as well as all authorized MAZDA signs at DEALER's Approved Location. Tools, equipment and signs shall be sold at prices to be agreed upon by MAZDA and DEALER or determined by a third party selected by MAZDA and DEALER.

                              5. Inventory and Inspection.
                              Within thirty days after expiration or termination of the MAZDA Dealer Agreement, DEALER shall deliver to MAZDA an accurate inventory in the form required by MAZDA of all property to be repurchased by MAZDA. If DEALER fails to timely deliver the inventory, MAZDA may enter DEALER's place of business to prepare the inventory and DEALER shall reimburse MAZDA for the cost to MAZDA of preparation. MAZDA may inspect the property at any time.

                              6. Delivery.
                              As soon as possible after MAZDA receives and reviews the inventory of property to be repurchased, MAZDA shall furnish DEALER with shipping instructions and DEALER agrees to make delivery of the property to be repurchased, transportation charges prepaid, to destinations within

RENEWAL AND TERMINATION                                                   MAZDA

-------------------------------------------------------------------------------

                              the United States designated by MAZDA, DEALER agrees to take action and execute and deliver instruments as may be required by MAZDA to convey to MAZDA or its nominee good and marketable title to the property upon delivery to MAZDA or the shipper, comply with any applicable state law relating to bulk sales or transfers, and satisfy and discharge any liens or encumbrances on the property prior to delivery.

                              7. Payment.
                              MAZDA agrees to pay DEALER for the property repurchased under this Section within sixty days after delivery of the property. All or part of the payment may be made by MAZDA, at its option, to any financing institution or other person to discharge any lien or encumbrance on the property. The expiration or termination of the MAZDA Dealer Agreement shall not release DEALER from any obligation to pay any amounts which DEALER may then owe MAZDA. MAZDA may deduct from the purchase price of any property repurchased by MAZDA under this Section any amounts owned by DEALER to MAZDA.

                              8. Customer Records.
                              Immediately upon expiration or termination of the MAZDA Dealer Agreement, DEALER shall inform MAZDA of all unfilled orders for sale of MAZDA Products by DEALER. Within thirty days after expiration or termination, DEALER agrees to delivery to MAZDA copies of all DEALER's customer, service and warranty files and records which are requested by MAZDA during the thirty-day period, provided MAZDA agrees to pay the reasonable costs of the copies.

                              -------------------------------------------------

IV. MUTUAL RELEASES                Effective upon (i) the renewal of the MAZDA
                              Dealer Agreement pursuant to Section I, (ii) ninety days after the termination of the MAZDA Dealer Agreement pursuant to Section II, or (iii) DEALER's transfer of the principal assets of DEALER used in DEALER's Business or the cumulative transfer of a controlling interest in DEALER, it is the express intention of each party to release the other party and each party shall be deemed to have released the other party from all claims, causes of action, costs or expenses, including attorneys' fees, whether known or unknown, as of such effective date, arising from or related to the MAZDA Dealer Agreement, except that DEALER shall not be deemed to have released any claims related to defects in the design or manufacture of MAZDA Products, MAZDA and DEALER shall not be deemed to have released any claims for amounts which the other then owes it under the MAZDA Dealer Agreement, and neither party shall be deemed to have released any claim arising from the termination or refusal to renew the MAZDA Dealer Agreement or any claim to enforce the provisions of this Section IV. Upon the request of any party deemed to have been released hereunder, the other party shall execute and deliver a written release in form satisfactory to the releasing party.

                              --------------------------------------------------

V. OTHER ACTIONS                   DEALER acknowledges that if good cause for
                              non-renewal or termination by MAZDA arises under
                              Section I or II, MAZDA will be unable to fulfill its reasonable expectations of economic benefits from DEALER's performance under the MAZDA Dealer Agreement. Accordingly, if MAZDA is prevented for any reason from refusing not to renew or from terminating the MAZDA Dealer Agreement, where the terms of the MAZDA Dealer Agreement would otherwise permit such action, MAZDA shall be entitled to limit its obligations under the MAZDA Dealer Agreement to those which are reasonably related to the economic benefits which MAZDA expects to derive from DEALER's actual performance hereunder.

OWNERSHIP AND TRANSFER                                                  MAZDA

-----------------------------------------------------------------------------

     This Ownership and Transfer document is an additional agreement under the MAZDA Dealer Agreement between MAZDA and DEALER, and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              ------------------------------------------------


I.  GENERAL                        As part of its MAZDA Dealer Representations,
                              DEALER has stated the name, address and percentage of ownership of each person who is an owner of DEALER. MAZDA has entered into the MAZDA Dealer Agreement in reliance upon this statement. DEALER agrees to give MAZDA prior written notice of any proposed change in the persons or percentages set forth in this statement. If such change would cause a change in the control of DEALER or would be equivalent to a sale, transfer or assignment of substantially all of the DEALER's Business or of any right under the MAZDA Dealer Agreement ("Ownership Change"), no such change shall be effective without the prior written consent of MAZDA, which consent shall not be unreasonably withheld. MAZDA will give its consent as provided in Sections II and III below.

                              --------------------------------------------------

II.  RIGHTS OF SPOUSES AND         Upon the death or incapacity of DEALER to
CHILDREN perform the obligations of DEALER hereunder (of an individual) or of any person owning an interest in DEALER (if a partnership or corporation), MAZDA agrees to consent to the transfer of the MAZDA Dealer Agreement or the ownership interest to the spouse or children of the deceased or incapacitated person, if all of the following conditions are met:

                                   (a) Prior to his death or incapacity, the
                              deceased or incapacitated person shall have delivered to MAZDA a written notice nominating as his successor his spouse or children and specifying the proportion in which ownership is to be transferred to each of them;

                                   (b) Within ninety days after the death or
                              incapacity, all of the persons nominated shall have submitted to MAZDA a written application for the transfer to them of the MAZDA Dealer Agreement or the ownership interest;

                                   (c) MAZDA shall have determined that after
                              the transfer to them of the MAZDA Dealer Agreement or the ownership interest, DEALER will satisfy all of DEALER's obligations under the MAZDA Dealer Agreement, including but not limited to the requirements set forth in the MAZDA Dealer Representations; and

                                   (d) DEALER and all of the persons nominated
                              shall have provided MAZDA with all information requested by MAZDA and shall have executed all documents needed by MAZDA to effect the transfer.

                              --------------------------------------------------

III.  TRANSFER TO OTHER            The MAZDA Dealer Agreement, any ownership
NOMINEES interest in DEALER, and the principal assets of DEALER required for conduct of DEALER's Business may be transferred only with the prior written consent of MAZDA. MAZDA will give its consent as set forth below. In the event of the death or incapacity of DEALER to perform the obligations of DEALER hereunder (if an individual) or of any person owning an interest in DEALER (if a partnership or corporation), MAZDA shall consent to the transfer of the MAZDA Dealer Agreement or the ownership interest to any persons referred to in the MAZDA Dealer Representations and with respect to whom MAZDA has received prior written notice as provided in the MAZDA Dealer Representations, if all of the following conditions are met:

                                   (a) Prior to his death or incapacity, the
                              deceased or incapacitated person shall have delivered to MAZDA a written notice nominating as his successor one or more of the persons referred to in the MAZDA Dealer Representations

OWNERSHIP AND TRANSFER                                                    MAZDA

-------------------------------------------------------------------------------

                              and specifying the proportions in which ownership is to be transferred to each of them;

                                   (b) Within ninety days after the death or
                              incapacity, all of the persons nominated shall have submitted to MAZDA a written application for the transfer to them of the MAZDA Dealer Agreement or the ownership interest;

                                   (c) MAZDA shall have determined that after
                              the transfer of the MAZDA Dealer Agreement or the ownership interest, DEALER will satisfy all of DEALER's obligations under the MAZDA Dealer Agreement, including but not limited to the requirements set forth in the MAZDA Dealer Representations; and

                                   (d) DEALER and all of the persons nominated
                              shall have provided MAZDA with all information requested by MAZDA and shall have executed all documents needed by MAZDA to effect the transfer.

DISPUTE RESOLUTION                                                        MAZDA

--------------------------------------------------------------------------------

                                   This Dispute Resolution is an additional
                              agreement under the MAZDA Dealer Agreement between MAZDA and DEALER, and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              --------------------------------------------------

I. NON-JUDICIAL RESOLUTION    1. Acknowledgement.
                              DEALER and MAZDA recognize that from time to time disputes may arise between them involving matters affecting their business relationship and performance under the MAZDA Dealer Agreement.
                              DEALER and MAZDA further recognize that frequent disputes or the continuation of unresolved disputes between them is not consistent with the spirit of dealing in good faith between them, and may interfere with fulfilling the various purposes of the MAZDA Dealer Agreement, including without limitation those of maintaining high levels of customer satisfaction, the image, reputation and goodwill of the MAZDA Trademarks, MAZDA Products,
                              DEALER, MAZDA and MAZDA Dealers generally, and an effective and efficient distribution system for MAZDA Products. Accordingly, DEALER and MAZDA agree in all circumstances to seek prompt and expeditious non-judicial resolution of disputes between them through good faith negotiations, involving open, frank and constructive discussions having reference to the spirit, intents and purposes of the MAZDA Dealer Agreement.

                              2. Management Review.
                              If requested in writing by DEALER's General
                              Manager, MAZDA agrees to cause any matter in dispute, including without limitation matters involving participation in MAZDA programs, supply of MAZDA Products, interpretation of the MAZDA Dealer Agreement and policies affecting the relationship between DEALER and MAZDA, to be reviewed by the appropriate officer of MAZDA having management responsibility for the matter, including MAZDA's general manager. Neither party shall be required to be represented by legal counsel in the course of the foregoing review process.

                              --------------------------------------------------

II. THIRD PARTY               1. Stipulation as to Facts and Issues in Dispute.
NON-JUDICIAL RESOLUTION       If MAZDA and DEALER have any dispute between
                              them that has not been resolved pursuant to
                              Section I, and if either party wishes to pursue the matter further, the initiating party shall first give written notice to the other, which notice shall set forth in detail every basis claimed for liability and each issue of fact which the initiating party reasonably believes supports its claims. Within thirty days thereafter the responding party shall inform the initiating party in writing of (i) all factual issues as to which the responding party agrees;
                              (ii) all factual issues to which it does not agree and the reasons therefor; (iii) its statement of additional issues of fact not identified by the initiating party but which the responding party believes are relevant to the claims and (iv) any additional claims and supporting facts the responding party wishes to assert against the initiating party. Within thirty days following receipt of such response, the initiating party shall state in writing to the responding party: (i) all facts that it agrees to; and (ii) all facts to which is does not agree and the reasons therefor. Within thirty days thereafter, both parties shall stipulate in a single writing: (i) all facts as to which they agree; and (ii) all of the remaining contested issues of fact. Upon the execution of the stipulation, either party may pursue the dispute based on those facts agreed to or alleged in such stipulation and no others.

                              2. Third Party Resolution.
                              DEALER and MAZDA agree to submit promptly the unresolved dispute to a non-judicial third party review process where required by law, or where the parties mutually agree such review is likely to result in a prompt resolution of the dispute. Neither party shall be required to be represented by legal counsel in the course of the foregoing review process.

DISPUTE RESOLUTION                                                       MAZDA

-------------------------------------------------------------------------------
                              3.  Binding Arbitration.
                              If a controversy or claim arising out of or relating to the MAZDA Dealer Agreement, the breach thereof or the business relationship between DEALER and MAZDA under the MAZDA Dealer Agreement, cannot be resolved by a legally required third party non-judicial review process, or where the parties cannot mutually agree on some other third party non-judicial review process, either party may submit the matter to binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator may be entered in any court having jurisdiction thereof. Any demand for arbitration under this paragraph must be filed in writing with the American
                              Arbitration Association within thirty days following a written notice by DEALER or MAZDA to the other that, in the notifying party's opinion, the controversy or claim cannot be resolved by the means specified in the second paragraph of this Section II. The demand for arbitration shall be filed in the city in which MAZDA's principal place of business is located. Either party shall be entitled to appear at the arbitration proceedings and take or give testimony by telephone.

                              4. Confidentiality of Proceedings.
                              DEALER and MAZDA acknowledge that the foregoing non-judicial procedures are intended to provide a private resolution of disputes between them. Accordingly, all documents, records, and other information relating to the dispute shall at all times be maintained in the strictest confidence and not disclosed to any third party except when necessary for the specific purpose of resolving the pending dispute.

                              5. Costs and Expenses.
                              Each party shall bear its own expenses, including without limitation professional fees and costs, incurred in connection with the non-judicial resolution of any dispute between them. The parties shall share equally the costs and expenses of any third party participating in a non-judicial review process or in an arbitration proceeding.

                              ------------------------------------------------

III.  JUDICIAL RESOLUTION     1. Acknowledgment.
                              The parties acknowledge and agree that their business relationship and performance under the MAZDA Dealer Agreement involves transactions in or affecting interstate commerce, and that they intend and agree that all disputes between them shall be resolved by the non-judicial procedures set forth in this additional agreement. The foregoing obligation shall not be enforceable by either party as to any issue in dispute when expressly prohibited by law, in which event
                              DEALER and MAZDA agree to seek judicial
                              resolution of such unresolved issue in dispute only after all reasonably available non-judicial resolution of such unresolved issue in dispute only after all reasonably available non-judicial means have been fully explored and exhausted in accordance with Section I above, and the procedures have been followed for the execution of the written stipulation of facts and issues in dispute as set forth in Section II above.

                              2. Court Litigation.
                              Any party who brings a judicial proceeding shall file the same in the jurisdiction in which the principal office of the other party is located. The complaint in such action shall include and incorporate by reference the stipulation of facts and issues in dispute referred to in Section II above. For the purposes of expediting the resolution of their dispute, the parties agree to limit the litigation and discovery to the contested issues of fact contained in the stipulation, and not litigate or take discovery with respect to any other factual matters.

                              3. Costs and Expenses.
                              All costs, attorneys' fees and expenses incurred in a judicial proceeding by the prevailing party shall be paid by the other.

DEALER INFORMATION SERVICE                                                MAZDA

--------------------------------------------------------------------------------

                                 This Dealer Information Service document is an
                              additional agreement under the MAZDA Dealer
                              Agreement between MAZDA and DEALER, and as such is incorporated by reference into the MAZDA Dealer Agreement and is binding upon MAZDA and DEALER as if executed by each of them.

                              --------------------------------------------------

DEALER INFORMATION            1. MAZDA Dealer Information Service.
SERVICE                       MAZDA has developed a computer-based
                              communication and information retrieval service designed to provide DEALER and MAZDA Dealers generally with a system for communicating electronically with MAZDA, and for remotely accessing and retrieving information from MAZDA
                              (hereinafter referred to as "MDIS"). MDIS consists of (i) data bases of information resident on a host computer; (ii) proprietary communications software resident on the host computer; (iii) telecommunications equipment;
                              (iv) computer hardware approved by MAZDA for use by DEALER at DEALER's Approved Location, which computer hardware will enable DEALER to access the host computer (hereafter referred to as "Hardware"); and (v) proprietary application and communications software for use by DEALER with the Hardware (hereafter referred to as "Software").

                              2. License.
                              MAZDA grants to DEALER the non-exclusive right and license to (i) use information made available to DEALER through MDIS for the purpose of operating DEALER's Mazda dealership; and (ii) otherwise communicate with MAZDA through MDIS.

                              3. Effective Date.
                              This additional agreement shall commence on the date established by MAZDA (hereinafter referred to as "Effective Date").

                              4. Monthly Charges.
                              A monthly subscription charge for the license granted to DEALER hereunder shall be established by MAZDA, and will be due on the first day of each month following the Effective Date. MAZDA shall be entitled to change the monthly charge from time to time by giving thirty days' advance written notice to DEALER by mail or through MDIS. DEALER shall pay all applicable sales, use, personal property and other taxes resulting from DEALER's subscription to MDIS, exclusive of income taxes based on subscription charges paid to MAZDA hereunder. DEALER will be billed for subscription charges on MAZDA's monthly parts account statement to DEALER. DEALER agrees to pay such amount when and as such parts account payment is due.

                              5. Equipment.
                              DEALER shall provide at DEALER's expense all telephone equipment required for utilization of MDIS at DEALER's Approved Location. MAZDA shall provide Hardware at MAZDA's expense, unless DEALER elects to provide Hardware.

                              6. Proprietary Rights and Limitations.
                                 (a) DEALER shall use MDIS in accordance with
                              the MDIS Operator's Manual provided by MAZDA and any amendments thereto;
                                 (b) Except as expressly provided in this
                              additional agreement or as otherwise authorized in writing by MAZDA, DEALER shall have no right to: (i) use Software on equipment other than Hardware, (ii) use, print, alter, copy, display or misuse Software in whole or in part; (iii) disclose, publish, release or transfer Software to a third party whether or not for consideration;
                              (iv) reproduce Software for the use or benefit of anyone other than DEALER and DEALER's authorized employees; (v) modify Software; (vi) analyze Software or any portion thereof; (vii) use any computer software or equipment other than Software or Hardware in conjunction with MDIS; or
                              (viii) allow any lien, claim or encumbrance to become attached to or placed upon Software or Hardware provided by MAZDA, DEALER shall acquire no property rights in Software or Hardware provided by MAZDA.

DEALER INFORMATION SERVICE                                           MAZDA

--------------------------------------------------------------------------

                                (c) DEALER acknowledges that MDIS and the
                              information contained in MDIS data bases constitute valuable and proprietary property. If DEALER wishes to use MDIS or any information obtained from MDIS in a manner not expressly permitted by this additional agreement, DEALER shall request permission from MAZDA by mailing to MAZDA a written description of the intended use and such other information as MAZDA may request. Permission may be granted at MAZDA's sole discretion, and then only in writing by an authorized officer of MAZDA.

                              7. Changes and Improvements.
                              MAZDA reserves the right to: (i) alter the content or format of MDIS; (ii) add, alter or delete any information from MDIS data bases;
                              (iii) add, alter or delete any feature,
                              procedure, technique or documentation with respect to MDIS; or (iv) change any Hardware or Software. A list of the significant changes in MDIS affecting MAZDA Dealers generally shall be published from time to time by MAZDA either electronically through MDIS or by written notice to DEALER. If MAZDA determines that any Hardware provided by MAZDA is no longer necessary for DEALER's use of MDIS, DEALER shall promptly return such Hardware as directed by MAZDA and at MAZDA's expense.

                              8. Maintenance Repair and Risk of Loss.
                                 (a) DEALER will be responsible for providing
                              maintenance for Hardware pursuant to instructions from the manufacturer or supplier of Hardware, or the MDIS Operator's Manual, or as otherwise directed by MAZDA from time to time.
                                 (b) DEALER may not remove Software or Hardware
                              from DEALER's Approved Location. DEALER shall assume the risk of loss, theft, destruction or damage to Hardware while it is in the care, custody or control of DEALER. In case of loss, theft or destruction of Hardware provided by MAZDA, DEALER shall pay MAZDA any cost incurred by MAZDA in connection with the repair or replacement of such Hardware. Such reimbursement shall not reduce the monthly charges otherwise due and shall not release either party from any obligations hereunder.
                                 (c) In the event of the any malfunction in,
                              failure of or damage to any item of Hardware provided by MAZDA, DEALER will ship such Hardware to MAZDA at MAZDA's direction and expense. MAZDA shall cause such Hardware to be repaired and DEALER shall reimburse MAZDA for the cost of such repairs. In no instance shall DEALER allow a third party to repair such Hardware.
                                 (d) If Software or the MDIS Operator's Manual
                              are lost or damaged during shipment from MAZDA, MAZDA will replace the same at no additional cost to DEALER. If Software or the MDIS Operator's Manual are lost or damaged while in possession of DEALER, MAZDA will replace the same at MAZDA's fee then in effect for replacement, processing and distribution.

                              9. Suspension of License.
                                 If DEALER fails to fulfill or perform any
                              obligation under this additional agreement, and such failure is not cured by DEALER within ten days following notice of such default by MAZDA to DEALER, MAZDA may suspend the license granted to DEALER hereunder. Any unpaid charges due hereunder shall become immediately due and payable. MAZDA or its designee shall be entitled to immediate possession of the Software, Hardware provided by MAZDA, and the MDIS Operator's Manual. DEALER shall ship or dispose of such items pursuant to instructions issued by MAZDA. MAZDA or its designee may enter any premises where such items may be located and retake possession thereof with or without process of law, and without prejudice to any other rights or remedies which MAZDA may have.

                              10. Warranties
                                 (a) MDIS AND ALL RELATED SERVICES ARE PROVIDED
                              HEREUNDER BY MAZDA ON AN

DEALER INFORMATION SERVICE                                              MAZDA

-----------------------------------------------------------------------------

                              "AS IS" BASIS, MAZDA MAKES NO WARRANTIES OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. DEALER ACKNOWLEDGES THAT DEALER MAY NOT BE ABLE TO USE MDIS IN CERTAIN CIRCUMSTANCES SUCH AS POWER FAILURE, TELECOMMUNICATIONS FAILURE, OR BREAKDOWN OF EQUIPMENT.
                                 (b) MAZDA SHALL NOT BE LIABLE FOR ANY LOSS OF
                              PROFITS, LOSS OF USE, OR INDIRECT, SPECIAL,
                              INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES OF ANY KIND IN CONNECTION WITH OR ARISING OUT OF FAILURE TO FURNISH, FURNISHING, PERFORMANCE, MAINTENANCE OR USE OF ANY SOFTWARE, HARDWARE OR SERVICES PROVIDED HEREUNDER. MAZDA'S MAXIMUM LIABILITY REGARDLESS OF THE FORM OF ACTION TAKEN SHALL NOT IN ANY EVENT EXCEED THE MONTHLY CHARGES PAID HEREUNDER DURING THE MONTH IN WHICH THE LIABILITY ARISES.

                              11. General.
                                 (a) This additional agreement shall govern the
                              relationship between MAZDA and DEALER with respect to DEALER's use of MDIS.
                                 (b) This additional agreement shall be deemed
                              to have been entered into in the State of California, and fully performed by MAZDA in the State of California, and its validity, performance and construction shall be governed by the laws of the State of California.
                                 (c) Except for collection actions by MAZDA
                              against DEALER, no action arising under this additional agreement may be brought more than one year after the cause of action has accrued.
                                 (d) DEALER may not sublet, transfer, assign or
                              otherwise encumber Software or Hardware provided by MAZDA, or allow the same to be used by anyone other than DEALER or DEALER's authorized employees without MAZDA's prior written consent. Any prohibited attempt at assignment, transfer or subletting shall be void.

MAZDA MOTOR OF AMERICA, INC.





September, 19, 1997



CERTIFIED MAIL
Return Receipt Requested



Mr. E. Moss Robertson
Moss Robertson Mazda
2355 Browns Bridge Road
Gainesville, GA 30504

Dear Moss:

Mazda Motor of America, Inc. (Mazda) hereby extends the duration of the Mazda Dealer Agreement currently existing between you and Mazda to and including December 31, 1998.

This extension is automatic and does not require any action by you, but you should keep this letter with your executed Mazda Dealer Agreement.

Sincerely,

/s/ John A. English
------------------------
John A. English
Regional General Manager

/bs